POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of January, 2001.


/s/ James A. Abbott
------------------------
James A. Abbott

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of January, 2001.


/s/ Mary K. Bush
------------------------
Mary K. Bush

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of January, 2001.


/s/ Karl E. Case
------------------------
Karl E. Case

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of January, 2001.


/s/ Curt S. Culver
------------------------
Curt S. Culver

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of January, 2001.


/s/ David S. Engelman
------------------------
David S. Engelman

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of January, 2001.


/s/ James D. Ericson
------------------------
James D. Ericson

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of January, 2001.


/s/ Kenneth M. Jastrow, II
------------------------
Kenneth M. Jastrow, II

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of January, 2001.


/s/ Daniel P. Kearney
------------------------
Daniel P. Kearney

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 25th day of January, 2001.


/s/ Sheldon B. Lubar
------------------------
Sheldon B. Lubar

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 23rd day of January, 2001.


/s/ William A. McIntosh
------------------------
William A. McIntosh

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 19th day of January, 2001.


/s/ Leslie M. Muma
------------------------
Leslie M. Muma

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a Director of MGIC Investment Corporation (the "Company"), hereby constitutes and appoints Curt S. Culver, J. Michael Lauer and Jeffrey H. Lane, and each of them, his or her true and lawful attorney-in-fact and agent with full power or substitution and resubstitution for him or her and in his or her name, place and stead, in any and all capacities, to sign:

(1) the Registration Statements on Form S-8 and any and all amendments (including post-effective amendments) to the Registration Statements relating to the registration of an additional 3,000,000 shares of Common Stock, $1.00 par value, under the Company's 1991 Stock Incentive Plan and an additional 750,000 shares of Common Stock $1.00 par value, under the Company's Profit Sharing and Savings Plan and the Common Share Purchase Rights associated with such additional shares of Common Stock; and

(2) any and all post-effective amendments to any Registration Statements on Form S-8 currently in effect relating to the Company's Profit Sharing and Savings Plan, the Company's 1989 Amended and Restated Stock Option Plan and 1991 Stock Incentive Plan, and the Company's 1993 Restricted Stock Plan for Non-Employee Directors,

and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of January, 2001.


/s/ Edward J. Zore
------------------------
Edward J. Zore